UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒	Definitive Information Statement

Russell Investment Company

(Name of Registrant As Specified In Its Charter)

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RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

May 26, 2017

GLOBAL EQUITY FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Global Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of GQG Partners, LLC to serve as a new non-discretionary money manager to the Fund. At the same time, the Board approved the termination of MFS Institutional Advisors, Inc. as a discretionary money manager to the Fund. These changes became effective on March 15, 2017.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/RIC/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

May 26, 2017

To Shareholders of the Global Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of GQG Partners, LLC (“GQG”) to serve as a new non-discretionary money manager to the Fund. At the same time, the Board approved the termination of MFS Institutional Advisors, Inc. as a discretionary money manager to the Fund. These changes became effective on March 15, 2017.

The attached Information Statement provides information about GQG, the new portfolio management contract with GQG and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

GLOBAL EQUITY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Global Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among the strategies of multiple money managers unaffiliated with RIM. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to discretionary money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On February 28, 2017, the Board authorized the signing of a portfolio management contract to engage GQG Partners, LLC (“GQG”) as a non-discretionary money manager with respect to a portion of the assets of the Fund determined by RIM. On that same date, the Board also authorized the termination of a similar portfolio management contract with MFS Institutional Advisors, Inc. (“MFS”), a discretionary money manager to the Fund. On March 1, 2017, the portfolio management contract with MFS was terminated.

Portfolio Management Contract

Effective February 28, 2017, RIM, as fiduciary for RIC, entered into a new portfolio management contract with GQG. The contract will continue until August 31, 2018. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to GQG and by GQG upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with GQG, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting or recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its selection or recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in or recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on February 28, 2017, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and GQG. The Trustees approved the terms of the proposed portfolio management contract with GQG based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to GQG’s strategy) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, based on Fund assets of approximately $2.4 billion (as of September 2016), the proposed changes would decrease by approximately $657,264 the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, increase its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their December 16, 2015 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including GQG, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it, in the case of discretionary money managers, or the monthly average of the Fund’s assets multiplied by the percentage target allocation to its strategy, in the case of non-discretionary money managers. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.95% (estimated to be $23,585,314 based on an assumed average asset level of $2,490,236,021 for the twelve months ended October 31, 2016, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.28% (estimated to be $6,972,661 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money manager would have been approximately 0.25% (estimated to have been $6,225,590 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with GQG.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

GQG acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2017
RIC International Developed Markets Fund	$2,431 million
RIF International Developed Markets Fund	$374 million
Goldman Sachs GQG International Opportunities Fund	$25 million

Additional Information About GQG

GQG Partners, LLC, 350 East Las Olas Boulevard, Suite 1100, Fort Lauderdale, FL 33301, is 95% owned and controlled by QVFT LLC, 1314 East Las Olas Boulevard, #601, Fort Lauderdale, FL 33301. QVFT LLC is 51% owned and controlled by Rajiv Jain and 49% owned and controlled by Latika Jain.

The names and principal occupations of the principal executive officers and each director or general partner of GQG, all located at 350 East Las Olas Boulevard, Suite 1100, Fort Lauderdale, FL 33301, are listed below.

Name	Principal Occupation/Title
Rajiv Jain	Director, Executive Chairman and CIO
Tim Carver	Director and CEO
Paul Greenwood	Director
Ralph Shaoul	Head of Operations and Corporate Finance, CCO
Melodie Zakaluk	Chief Operating Officer
Greg Lyons	General Counsel

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of GQG. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which GQG, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of GQG or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

May 26, 2017

INTERNATIONAL DEVELOPED MARKETS FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the International Developed Markets Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of GQG Partners, LLC to serve as a new non-discretionary money manager to the Fund. At the same time, the Board approved the termination of MFS Institutional Advisors, Inc. as a discretionary money manager to the Fund. These changes became effective on March 15, 2017.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/RIC/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

May 26, 2017

To Shareholders of the International Developed Markets Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of GQG Partners, LLC (“GQG”) to serve as a new non-discretionary money manager to the Fund. At the same time, the Board approved the termination of MFS Institutional Advisors, Inc. as a discretionary money manager to the Fund. These changes became effective on March 15, 2017.

The attached Information Statement provides information about GQG, the new portfolio management contract with GQG and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

INTERNATIONAL DEVELOPED MARKETS FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the International Developed Markets Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among the strategies of multiple money managers unaffiliated with RIM. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to discretionary money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On February 28, 2017, the Board authorized the signing of a portfolio management contract to engage GQG Partners, LLC (“GQG”) as a non-discretionary money manager with respect to a portion of the assets of the Fund determined by RIM. On that same date, the Board also authorized the termination of a similar portfolio management contract with MFS Institutional Advisors, Inc. (“MFS”), a discretionary money manager to the Fund. On March 1, 2017, the portfolio management contract with MFS was terminated.

Portfolio Management Contract

Effective February 28, 2017, RIM, as fiduciary for RIC, entered into a new portfolio management contract with GQG. The contract will continue until August 31, 2018. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to GQG and by GQG upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with GQG, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting or recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its selection or recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in or recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on February 28, 2017, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and GQG. The Trustees approved the terms of the proposed portfolio management contract with GQG based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to GQG’s strategy) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, based on Fund assets of approximately $2.5 billion (as of September 2016), the proposed changes would decrease by approximately $788,250 the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, increase its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their December 16, 2015 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including GQG, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it, in the case of discretionary money managers, or the monthly average of the Fund’s assets multiplied by the percentage target allocation to its strategy, in the case of non-discretionary money managers. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.70% (estimated to be $17,585,426 based on an assumed average asset level of $2,512,203,380 for the twelve months ended October 31, 2016, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.23% (estimated to be $5,778,068 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money manager would have been approximately 0.20% (estimated to have been $5,024,407 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with GQG.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

GQG acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2017
RIC Global Equity Fund	$2,469 million
RIF International Developed Markets Fund	$374 million
Goldman Sachs GQG International Opportunities Fund	$25 million

Additional Information About GQG

GQG Partners, LLC, 350 East Las Olas Boulevard, Suite 1100, Fort Lauderdale, FL 33301, is 95% owned and controlled by QVFT LLC, 1314 East Las Olas Boulevard, #601, Fort Lauderdale, FL 33301. QVFT LLC is 51% owned and controlled by Rajiv Jain and 49% owned and controlled by Latika Jain.

The names and principal occupations of the principal executive officers and each director or general partner of GQG, all located at 350 East Las Olas Boulevard, Suite 1100, Fort Lauderdale, FL 33301, are listed below.

Name	Principal Occupation/Title
Rajiv Jain	Director, Executive Chairman and CIO
Tim Carver	Director and CEO
Paul Greenwood	Director
Ralph Shaoul	Head of Operations and Corporate Finance, CCO
Melodie Zakaluk	Chief Operating Officer
Greg Lyons	General Counsel

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of GQG. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which GQG, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of GQG or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

May 26, 2017

MULTI-ASSET GROWTH STRATEGY FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Multi-Asset Growth Strategy Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of GLG LLC and T. Rowe Price Associates, Inc. to serve as new discretionary money managers to the Fund. This change became effective on March 15, 2017.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/RIC/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

May 26, 2017

To Shareholders of the Multi-Asset Growth Strategy Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of GLG LLC (“GLG”) and T. Rowe Price Associates, Inc. (“T. Rowe”) to serve as new discretionary money managers to the Fund. This change became effective on March 15, 2017.

The attached Information Statement provides information about GLG and T. Rowe, the new portfolio management contracts with GLG and T. Rowe and the Board’s considerations in approving the new portfolio management contracts.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

MULTI-ASSET GROWTH STRATEGY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Multi-Asset Growth Strategy Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among the strategies of multiple money managers unaffiliated with RIM. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to discretionary money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On February 28, 2017, the Board authorized the signing of portfolio management contracts to engage GLG LLC (“GLG”) and T. Rowe Price Associates, Inc. (“T. Rowe”) as discretionary money managers to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIM.

Portfolio Management Contract

Effective February 28, 2017, RIM, as fiduciary for RIC, entered into a new portfolio management contract with each of GLG and T. Rowe. Each contract will continue until August 31, 2018. Thereafter, each contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. Each contract is automatically terminated if assigned. Each contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to GLG or T. Rowe and by GLG or T. Rowe upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contracts with GLG and T. Rowe, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting or recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its selection or recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in or recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on February 28, 2017, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and each of GLG and T. Rowe. The Trustees approved the terms of the proposed portfolio management contract with each of GLG and T. Rowe based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to GLG and T. Rowe) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, based on Fund assets of approximately $450 million (at the Fund’s inception), the proposed changes would decrease by approximately $26,985 the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, increase its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their August 30, 2016 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including GLG and T. Rowe, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it, in the case of discretionary money managers, or the monthly average of the Fund’s assets multiplied by the percentage target allocation to its strategy, in the case of non-discretionary money managers. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.85% (estimated to be $3,463,239 based on an assumed average asset level of $407,439,900 for the period from the Fund’s inception on March 7, 2017 through March 31, 2017). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.22% (estimated to be $896,368 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money manager would have been approximately 0.21% (estimated to have been $855,624 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

As of October 31, 2016, the Multi-Asset Growth Strategy Fund had not yet commenced operations and thus, no shares of the Fund were issued.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

GLG acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2017
American Beacon GLG Total Return Fund	$380 million

T. Rowe does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Additional Information About GLG and T. Rowe

GLG LLC, is wholly-owned by Man Litchfield Inc. Man Litchfield Inc. is wholly-owned by Man Investments Holdings, Inc. Man Investments Holdings, Inc. is wholly-owned by Man Investments USA Holdings Inc. Man Investments USA Holdings Inc. is wholly-owned by Man Group Holdings Ltd. Man Group Holdings Ltd. is wholly-owned by Man Group UK Ltd. Man Group UK Ltd is wholly-owned by Man Investments Finance Ltd. Man Investments Finance Ltd. is wholly-owned by Man Strategic Holdings Ltd. Man Strategic Holdings Ltd. is wholly owned by Man Group PLC, a publicly traded company. GLG LLC, Man Litchfield Inc., Man Investments Holdings, Inc., and Man Investments USA Holdings Inc. are all located at 452 5th Avenue, 27th Floor, New York, NY 10018. Man Group Holdings Ltd., Man Group UK Ltd., Man Investments Finance Ltd., Man Strategic Holdings Ltd. and Man Group PLC are all located at Riverbank House, 2 Swan Lane, London, EC4R 3AD, United Kingdom.

The names and principal occupations of the principal executive officers and each director or general partner of GLG, all located at 452 5th Avenue, 27th Floor, New York, NY 10018, are listed below.

Name	Principal Occupation/Title
Eric Burl	President
Richard Hanna	Vice President
David Gallias	Treasurer
Solomon Kuckelman	Secretary
Nadine Le Gall	Chief Compliance Officer

T. Rowe Price is wholly-owned and controlled by T. Rowe Price Group, Inc., a publicly traded company. Both T. Rowe Price and T. Rowe Price Group, Inc. are located at 100 E Pratt St., Baltimore, MD 21202,

The names and principal occupations of the principal executive officers and each director or general partner of T. Rowe, all located at 100 E Pratt St., Baltimore, MD 21202, are listed below.

Name	Principal Occupation/Title
William J. Stromberg	Director & President
Edward C. Bernard	Director & Vice President
John R. Gilner	Chief Compliance Officer & Vice President
Kenneth V. Moreland	Chief Financial Officer & Vice President
David Oestreicher	Secretary & Vice President

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of GLG or T. Rowe. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which GLG or T. Rowe, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of GLG or T. Rowe or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

May 26, 2017

MULTI-STRATEGY INCOME FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Multi-Strategy Income Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of GLG LLC and T. Rowe Price Associates, Inc. to serve as new discretionary money managers to the Fund. At the same time, the Board approved the termination of Loomis, Sayles & Company, L.P. and Lazard Asset Management LLC as discretionary money managers to the Fund. These changes became effective on March 15, 2017.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/RIC/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

May 26, 2017

To Shareholders of the Multi-Strategy Income Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of GLG LLC (“GLG”) and T. Rowe Price Associates, Inc. (“T. Rowe”) to serve as new discretionary money managers to the Fund. At the same time, the Board approved the termination of Loomis, Sayles & Company, L.P. and Lazard Asset Management LLC as discretionary money managers to the Fund. These changes became effective on March 15, 2017.

The attached Information Statement provides information about GLG and T. Rowe, the new portfolio management contracts with GLG and T. Rowe and the Board’s considerations in approving the new portfolio management contracts.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

MULTI-STRATEGY INCOME FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Multi-Strategy Income Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among the strategies of multiple money managers unaffiliated with RIM. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to discretionary money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On February 28, 2017, the Board authorized the signing of portfolio management contracts to engage GLG LLC (“GLG”) and T. Rowe Price Associates, Inc. (“T. Rowe”) as discretionary money managers to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIM. On that same date, the Board also authorized the termination of similar portfolio management contracts with Loomis, Sayles & Company, L.P. (“Loomis”) and Lazard Asset Management LLC (“Lazard”), as discretionary money managers to the Fund. On March 8, 2017, the portfolio management contracts with Loomis and Lazard were terminated.

Portfolio Management Contract

Effective February 28, 2017, RIM, as fiduciary for RIC, entered into a new portfolio management contract with each of GLG and T. Rowe. Each contract will continue until August 31, 2018. Thereafter, each contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. Each contract is automatically terminated if assigned. Each contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to GLG or T. Rowe and by GLG or T. Rowe upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contracts with GLG and T. Rowe, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting or recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its selection or recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in or recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on February 28, 2017, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and each of GLG and T. Rowe. The Trustees approved the terms of the proposed portfolio management contract with each of GLG and T. Rowe based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to GLG and T. Rowe) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, based on Fund assets of approximately $857 million (as of September 2016), the proposed changes would decrease by approximately $128,641 the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, increase its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their December 16, 2015 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including GLG and T. Rowe, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it, in the case of discretionary money managers, or the monthly average of the Fund’s assets multiplied by the percentage target allocation to its strategy, in the case of non-discretionary money managers. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.75% (estimated to be $3,023,126 based on an assumed average asset level of $403,083,463 for the twelve months ended October 31, 2016, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.28% (estimated to be $1,128,634 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by

RIM to the Fund’s money manager would have been approximately 0.27% (estimated to have been $1,088,325 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with GLG or T. Rowe.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

GLG acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2017
American Beacon GLG Total Return Fund	$380 million

T. Rowe does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Additional Information About GLG and T. Rowe

GLG LLC, is wholly-owned by Man Litchfield Inc. Man Litchfield Inc. is wholly-owned by Man Investments Holdings, Inc. Man Investments Holdings, Inc. is wholly-owned by Man Investments USA Holdings Inc. Man Investments USA Holdings Inc. is wholly-owned by Man Group Holdings Ltd. Man Group Holdings Ltd. is wholly-owned by Man Group UK Ltd. Man Group UK Ltd is wholly-owned by Man Investments Finance Ltd. Man Investments Finance Ltd. is wholly-owned by Man Strategic Holdings Ltd. Man Strategic Holdings Ltd. is wholly owned by Man Group PLC, a publicly traded company. GLG LLC, Man Litchfield Inc., Man Investments Holdings, Inc., and Man Investments USA Holdings Inc. are all located at 452 5th Avenue, 27th Floor, New York, NY 10018. Man Group Holdings Ltd., Man Group UK Ltd., Man Investments Finance Ltd., Man Strategic Holdings Ltd. and Man Group PLC are all located at Riverbank House, 2 Swan Lane, London, EC4R 3AD, United Kingdom.

The names and principal occupations of the principal executive officers and each director or general partner of GLG, all located at 452 5th Avenue, 27th Floor, New York, NY 10018, are listed below.

Name	Principal Occupation/Title
Eric Burl	President
Richard Hanna	Vice President
David Gallias	Treasurer
Solomon Kuckelman	Secretary
Nadine Le Gall	Chief Compliance Officer

T. Rowe Price is wholly-owned and controlled by T. Rowe Price Group, Inc., a publicly traded company. Both T. Rowe Price and T. Rowe Price Group, Inc. are located at 100 E Pratt St., Baltimore, MD 21202,

The names and principal occupations of the principal executive officers and each director or general partner of T. Rowe, all located at 100 E Pratt St., Baltimore, MD 21202, are listed below.

Name	Principal Occupation/Title
William J. Stromberg	Director & President
Edward C. Bernard	Director & Vice President
John R. Gilner	Chief Compliance Officer & Vice President
Kenneth V. Moreland	Chief Financial Officer & Vice President
David Oestreicher	Secretary & Vice President

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of GLG or T. Rowe. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which GLG or T. Rowe, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of GLG or T. Rowe or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.